Certification of Principal Executive Officer

     In connection with the Certified Shareholder Report of The Adams Express Company (the Company) on Form N-CSR for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Douglas G. Ober, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
          Section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 23, 2007

  /s/ Douglas G. Ober
      ----------------------
      Douglas G. Ober
      Chief Executive Officer
      (Principal Executive Officer)


     A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Certification of Principal Financial Officer

     In connection with the Certified Shareholder Report of The Adams Express Company (the Company) on Form N-CSR for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Maureen A. Jones, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of
          Section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 23, 2007

  /s/ Maureen A. Jones
      -----------------------
      Maureen A. Jones
      Vice President, Chief Financial Officer and Treasurer
      (Principal Financial Officer)

     A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.